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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549[GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2005

                               PracticeXpert, Inc.
             (Exact name of Registrant as Specified in its Charter)

              Nevada                               0-30583                                  87-0622329
   ----------------------------           ------------------------              ---------------------------------------
   (State or Other Jurisdiction           (Commission file number)              (I.R.S. Employer Identification Number)
       of Incorporation or
         Organization)

                             10833 Washington Blvd.
                          Culver City, California 90232
           (Address of Principal Executive Offices including Zip Code)

                                 (310) 815-3500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On February 2, 2005, the registrant appointed Charles Smith to its Board of Directors. Such appointment was made pursuant to an arrangement and understanding reached by the registrant, Physicians Informatics, Inc., a Virginia corporation, t/a PracticeOne ("PracticeOne"), PI (Cayman) Limited and Charles Smith in connection with the transactions contemplated by that certain Agreement of Purchase and Sale of Stock dated as of December 20, 2004 among the registrant, Practice Xpert Services Corp., a wholly-owned subsidiary of the registrant, PracticeOne and PI (Cayman) Limited.

The committee(s) of the Board of Directors of registrant to which Charles Smith will be appointed, if any, have not been determined at this time.

The full text of a press release issued by the registrant on February 2, 2005 regarding the foregoing is attached as Exhibit 99.1 to this report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this report on Form 8-K:

99.1 Press Release issued by the registrant dated February 2, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRACTICEXPERT, INC.

                                        (Registrant)

 Dated: February 7, 2005

                                        By: /s/ Jonathan Doctor
                                            -------------------------
                                            Jonathan Doctor
                                            Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit

99.1   Press Release issued by the registrant dated February 2, 2005.